Income taxes	12 Months Ended
Mar. 31, 2019
Income Tax Disclosure [Abstract]
Income taxes
22.	Income taxes

Domestic and foreign components of income before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2017	2018	2019
Income before income taxes:
Sony Corporation and all subsidiaries in Japan	166,158	436,494	310,020
Foreign subsidiaries	85,461	262,555	701,628

	251,619	699,049	1,011,648

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	49,739	69,697	82,081
Foreign subsidiaries	50,521	57,988	84,667

	100,260	127,685	166,748

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	11,478	29,640	17,907
Foreign subsidiaries	12,320	(5,555)	(139,557)

	23,798	24,085	(121,650)

Total income tax expense	124,058	151,770	45,098

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2017	2018	2019
Statutory tax rate	31.7%	31.5%	31.5%
Non-deductible expenses	2.3	0.8	0.7
Income tax credits	(2.9)	(0.6)	(1.6)
Change in statutory tax rate and law	0.3	(1.2)	(0.3)
Change in valuation allowances (other than the reversal of Sony Americas Holding Inc. (“SAHI”) and its U.S. consolidated tax filing group below)	7.3	(5.2)	2.3
The reversal of valuation allowances of SAHI and its U.S. consolidated tax filing group	—	—	(15.3)
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(1.4)	(0.8)	(0.1)
Lower tax rate applied to life and non-life insurance business in Japan	(2.2)	(0.8)	(0.5)
Foreign income tax differential	(3.0)	(2.6)	(6.4)
Adjustments to tax reserves	(1.1)	(0.8)	(0.3)
Effect of equity in net income of affiliated companies	0.0	0.0	0.0
The remeasurement gain for the equity interest in EMI	—	—	(2.4)
Impairment of goodwill in the Pictures segment	15.0	—	—
Other	3.3	1.4	(3.1)

Effective income tax rate	49.3%	21.7%	4.5%

In March 2016, the Japanese legislature enacted tax law changes which included further lowering of the national corporate tax rate, limiting the annual use of net operating loss carryforwards to 55% of taxable income for the period ended March 31, 2018, and to 50% of taxable income for periods beginning on or after April 1, 2018. As a result, the statutory tax rate from the fiscal year ended March 31, 2017 onward will be approximately 31.5%. On December 22, 2017, the U.S. Tax Reform Act was signed into law, making significant changes to the U.S. tax rules. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning January 1, 2018 and the transition of U.S. international taxation from a worldwide tax system to a modified territorial system, with a one-time mandatory transition tax on previously deferred foreign earnings of U.S. subsidiaries.

Sony is required to record the effects of a tax law change in the period of enactment; however, shortly after the enactment of the U.S. Tax Reform Act, the U.S. Securities and Exchange Commission staff issued SAB 118, which allows a company to record a provisional amount when it does not have the necessary information available, prepared, or analyzed in reasonable detail to complete its accounting for the change in the tax law. The measurement period ends when the company has obtained, prepared and analyzed the information necessary to finalize its accounting, but cannot extend beyond one year.

Sony calculated its best estimate of the impact of the U.S. Tax Reform Act in the March 31, 2018 income tax provision in accordance with its understanding of the U.S. Tax Reform Act and guidance available at that time. Sony has completed its accounting for all enactment date effects and no material adjustment was recorded to the provisional amount in the fiscal year ended March 31, 2019.

In addition to lowering the statutory corporate tax rate from 35% to 21%, the U.S. Tax Reform Act also eliminated certain deductions, included new restrictions on the deduction for interest, introduced a new tax regime called the Base Erosion Anti-Abuse Tax or “BEAT”, and changed how foreign earnings of the U.S. group are subject to tax. The U.S. Tax Reform Act also enhanced and extended the option to claim accelerated depreciation and amortization deductions by allowing full expensing of qualified property, including film costs, through 2022. The U.S. Tax Reform Act also provided for beneficial treatment of certain income derived by a U.S. entity from outside the United States (referred to as Foreign Derived Intangible Income or “FDII”).

The BEAT creates a minimum tax on multinational corporations by requiring companies subject to the BEAT to pay the greater of their regular tax liability (less certain credits, including foreign tax credits) or 10% for taxable years beginning in 2019 (6.25% for Sony’s fiscal year ended March 31. 2019) of a modified tax base which adds back certain related party payments. The BEAT comparison to regular tax must be done each year if the taxpayer’s “base erosion” related party payments exceed 3% of total deductions on its U.S. tax return. Sony expects to exceed the 3% threshold for the fiscal year ended March 31, 2019 based on current estimates available as of March 31, 2019. This threshold calculation will be finalized at the time of the filing of the tax return. If Sony exceeds the 3% threshold and is subject to the BEAT rules, Sony expects that its BEAT tax liability will exceed its regular tax liability as a result of the use of foreign tax credits to reduce its regular tax liability. Sony is required to account for BEAT as a period cost and to record deferred taxes at the regular statutory rate. Accordingly, Sony has recorded its U.S. deferred tax assets and liabilities at 21%.

Sony provides a valuation allowance for its deferred tax assets, which includes net operating losses, temporary differences and tax credits, when it is more likely than not that some portion, or all, of its deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the relevant tax jurisdiction. As of December 31, 2018, SAHI and its U.S. consolidated tax filing group has continued its profitable trend, primarily as a result of the G&NS segment and the Music segment. Based on an assessment of the available positive and negative evidence, in particular recent profit history and forecasted profitability, in the quarter ended December 31, 2018, Sony reversed the valuation allowances recorded against a significant portion of the deferred tax assets in the United States, primarily for net operating losses, temporary differences and certain tax credits, and recorded a tax benefit of 154,201 million yen.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2018	2019
Deferred tax assets:
Operating loss carryforwards for tax purposes	439,206	413,494
Accrued pension and severance costs	106,161	103,652
Amortization including film costs	95,069	86,196
Warranty reserves and accrued expenses	104,410	108,515
Future insurance policy benefits	33,812	36,683
Inventory	15,792	19,716
Depreciation	43,353	34,638
Tax credit carryforwards	125,327	117,471
Reserve for doubtful accounts	8,534	9,136
Impairment of investments	14,146	12,278
Deferred revenue	14,478	19,081
Other	132,800	169,897

Gross deferred tax assets	1,133,088	1,130,757
Less: Valuation allowance	(899,835)	(723,114)

Total deferred tax assets	233,253	407,643

Deferred tax liabilities:
Insurance acquisition costs	(166,717)	(169,244)
Future insurance policy benefits	(167,058)	(181,052)
Unbilled accounts receivable in the Pictures segment	(63,196)	(44,842)
Unrealized gains on securities	(83,298)	(75,573)
Gain on equity securities	—	(33,082)
Intangible assets acquired through stock exchange offerings	(23,949)	(23,949)
Intangible assets derived from EMI Music Publishing acquisition	—	(93,979)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(14,160)	(15,758)
Investment in M3	(35,802)	(37,007)
Other	(32,164)	(62,092)

Gross deferred tax liabilities	(586,344)	(736,578)

Net deferred tax liabilities	(353,091)	(328,935)

Based on the weight of the available positive and negative evidence, for the fiscal year ended March 31, 2019, Sony continued to maintain valuation allowances against the deferred tax assets at Sony Corporation and its national tax filing group in Japan, as well as at Sony Mobile Communications in Sweden, Sony Europe B.V. in the United Kingdom, certain subsidiaries in Brazil, and certain subsidiaries in other tax jurisdictions. Valuation allowances also continue to be recorded on the remaining U.S. deferred tax assets, primarily foreign tax credits, due to restrictions on the use of such assets and their relatively short remaining carryforward periods.

The net changes in the total valuation allowance were decreases of 3,894 million yen, 152,129 million yen and 176,721 million yen for the fiscal years ended March 31, 2017, 2018 and 2019, respectively.

The decrease in the valuation allowances during the fiscal year ended March 31, 2017 was primarily due to the use of net operating loss carryforwards for the national tax filing group in Japan.

The decrease in the valuation allowances during the fiscal year ended March 31, 2018 was primarily due to the use of net operating loss carryforwards and other deferred tax assets for both the national tax filing group in Japan and the consolidated tax filing group in the United States. The U.S. deferred tax assets were also reduced as a result of the reduction in the tax rate under the U.S. Tax Reform Act which had a corresponding reduction of the valuation allowance on those assets. In addition, valuation allowances were reversed in several jurisdictions, including France and Canada, as a result of sustained profitability.

The decrease in the valuation allowances during the fiscal year ended March 31, 2019 was due to the reversal of the valuation allowances on significant deferred tax assets in SAHI and its U.S. consolidated tax filing group and the use of net operating loss carryforwards and other deferred tax assets in the national tax filing group in Japan and other jurisdictions.

At March 31, 2019, 21,082 million yen of deferred income taxes have not been provided on undistributed earnings of certain foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 1,317,603 million yen. In addition, deferred income taxes have not been provided on the gain on the book/tax basis difference in subsidiaries, including a gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. in a public offering to third parties in November 1991 and the remeasurement gain for the equity interest in EMI (Refer to Note 25). Sony does not anticipate any significant tax consequences on the possible future disposition of these investments based on its tax planning strategies.

At March 31, 2019, Sony had net operating loss carryforwards, the tax effect of which totaled 413,494 million yen, which may be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 162,194 million yen with no expiration period, substantially all of the total net operating loss carryforwards expire at various dates between the fiscal years ending March 31, 2020 and 2024.

Tax credit carryforwards at March 31, 2019 amounted to 117,471 million yen. With the exception of 20,127 million yen with no expiration period, substantially all of the total available tax credit carryforwards expire at various dates between the fiscal years ending March 31, 2020 and 2029.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2017	2018	2019
Balance at beginning of the fiscal year	114,126	119,529	95,425
Reductions for tax positions of prior years	(558)	(8,809)	(31,396)
Additions for tax positions of prior years	13,353	4,681	3,094
Additions based on tax positions related to the current year	8,231	5,740	2,594
Settlements	(8,300)	(21,893)	(4,235)
Lapse in statute of limitations	(3,454)	(3,469)	(14,824)
Foreign currency translation adjustments	(3,869)	(354)	(81)

Balance at end of the fiscal year	119,529	95,425	50,577

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	45,987	39,308	35,004

The major changes in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) and competent authority requests filed for certain subsidiaries in the G&NS, HE&S, IP&S, MC and Semiconductors segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APAs are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2017, Sony recorded 474 million yen of interest expense and reversed 597 million yen of penalties. At March 31, 2017, Sony had recorded liabilities of 9,735 million yen and 3,761 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2018, Sony recorded 1,053 million yen of interest expense and 876 million yen of penalties. At March 31, 2018, Sony had recorded liabilities of 10,788 million yen and 4,637 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2019, Sony reversed 1,479 million yen of interest expense and recorded 218 million yen of penalties. At March 31, 2019, Sony had recorded liabilities of 9,309 million yen and 4,855 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 1,639 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2009 through 2018, and by the U.S. tax authorities for tax years from 2015 through 2018 and other material foreign taxing authorities for tax years from 2006 through 2018.